AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Oct ETF
AllianzIM U.S. Large Cap Buffer20 Oct ETF
AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF
(each a “Fund” and together the “Funds”)

Supplement, dated August 22, 2022
to each Fund’s Prospectus, dated February 1, 2022

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, the current investment objective of each Fund is to seek to match, at the end of the current Outcome Period, the returns of the S&P 500® Price Index, up to a specified upside Cap, while providing a Buffer against a specified level of S&P 500 Price Index losses.  Each Fund’s current Outcome Period will end on September 30, 2022, following which each Fund will reset and commence a new Outcome Period beginning October 1, 2022. Effective as of the commencement of the new Outcome Period on October 1, 2022, the investment objective of each Fund will be revised to reflect that the Fund’s outcomes will be based on the share price returns of the SPDR® S&P 500® ETF Trust rather than on the returns of the S&P 500 Price Index.